Heating Up Cancer Immunotherapy December 2021 Exhibit 99.1

Forward Looking Statement Certain statements in this presentation (“Presentation”) that are not statements of historical facts may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of such forward-looking statements include those regarding Checkmate Pharmaceuticals, Inc.’s (“Checkmate,” the “Company,” “we,” “our” or “us”) product candidate, including its development and therapeutic potential and the advancement of our clinical and preclinical pipeline; expectations regarding the results and analysis of data; expectations regarding the timing, initiation, implementation and success of our planned clinical trials for vidutolimod (CMP-001); the benefits and related implications of current and future partnerships and/or collaborations; and future market opportunities, future results of operations and financial position, including potential milestones, our cash runway, business strategy, plans and objectives for future operations. Forward-looking statements use words like “believes,” “plans,” “expects,” “intends,” “will,” “would,” “anticipates,” “estimates,” or the negative of these terms and similar words or expressions. Although the Company believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company’s control. These statements are based on current expectations or objectives that are inherently uncertain, especially in the case of an enterprise with limited operating history. In light of these uncertainties, and the assumptions underlying the expectations and other forward-looking statements expressed, the forward-looking events and circumstances discussed in the accompanying materials may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward‐looking statements. You should not place undue reliance on any forward-looking statements included in this Presentation. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. As a result of these risks and others, actual results could vary significantly from those anticipated in this Presentation, and our financial condition and results of operations could be materially adversely affected. This Presentation includes information related to market opportunity as well as cost and other estimates obtained from internal analyses and external sources. The internal analyses are based upon management’s understanding of market and industry conditions and have not been verified by independent sources. Similarly, the externally sourced information has been obtained from sources the Company believes to be reliable, but the accuracy and completeness of such information cannot be assured. Neither the Company, nor any of its respective officers, directors, managers, employees, agents, or representatives, (i) make any representations or warranties, express or implied, with respect to any of the information contained herein, including the accuracy or completeness of this Presentation or any other written or oral information made available to any interested party or its advisor (and any liability therefore is expressly disclaimed), (ii) have any liability from the use of the information, including with respect to any forward-looking statements, or (iii) undertake to update any of the information contained herein or provide additional information as a result of new information or future events or developments. This Presentation also contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. These forward-looking statements are subject to risks and uncertainties, including those related to the development of our product candidate, any delays in our ongoing or planned preclinical or clinical trials, the impact of the ongoing COVID-19 pandemic on our business, operations, clinical supply and plans, the risks inherent in the drug development process, the risks regarding the accuracy of our estimates of expenses and timing of development, our capital requirements and the need for additional financing, and obtaining, maintaining and protecting our intellectual property. Further information concerning the Company, including a number of material risks and uncertainties, are described in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including in our most recent quarterly report on Form 10-Q filed with the SEC as well as subsequent filings and reports filed by the Company with the SEC.

Investment Highlights

Differentiated Therapeutic

TLR9 agonist

- Vidutolimod (CMP-001) is an innate immune modulator with the potential to become a backbone of I/O combinations

Extensive and Consistent Clinical Data

>200 patients

- 28% ORR in PD-1 refractory melanoma[1]; similar magnitude of regression in injected and non-injected lesions
- 67% pathologic response in PD-1 naïve neoadjuvant melanoma and 90% RFS at 1 year[2]
- 22.5% ORR in PD-1 refractory melanoma as monotherapy[3]

Robust Development Strategy

Melanoma registration

Indication expansion

- Targeting approval in PD-1 refractory and in first-line metastatic melanoma
- Fast Track and Orphan Drug Designation
- Pursuing head & neck and non-melanoma skin cancers

Multiple Value Driving Catalysts

- Refractory melanoma topline data and first-line contribution of component data anticipated 2H 2023
- Interim data from subsets of patients anticipated 2H 2022 for head & neck cancer and non-melanoma skin cancer Ph2 proof-of-concept trials

[1] Vidutolimod plus pembrolizumab, data cutoff August 17, 2021 (includes post-progression responders); N=98
[2] Davar et al; Hillman Cancer Center Study 17-169; 9-Jun-2021
[3] Vidutolimod monotherapy, data cutoff August 17, 2021 (includes post-progression responders); N=40

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CHECKMATE PHARMACEUTICALS

Vidutolimod (CMP-001) can activate a T cell response 30 nm Qbeta Potent Type A CpG DNA payload (G10) Native DNA backbone can be cleaved during TLR9 Structure mimics viral, retroviral DNA structures The strongest reported inducer of type I IFN by pDC G10 CpG-A Oligonucleotide Immune stimulating virus-like particle (VLP) The VLP is not infectious Stimulates an immune response that causes immune cells to take up the VLP VLP potentiates the systemic activity of G10 Biologic with potential for 12 years exclusivity in US (if approved)1 1United States Biologics Price Competition and Innovation Act (BPCIA) of 2009

Vidutolimod can reprogram the tumor microenvironment, stimulating a powerful systemic T cell response against a tumor 1 Antibody-bound vidutolimod is taken up by pDC and activates TLR9 2 Activated pDC recruit and stimulate other immune cells; Type I IFN enhances T cell activation directly and indirectly, e.g., CXCL10 primary PD marker for clinical response 3 Neoantigen-specific T cells mediate systemic tumor regression 4 Blockade of PD-1 improves duration of T cell response; rationale for combo therapy

CPG-A Induces the Highest Type I IFN, and Lowest Inflammatory Cytokine 1OOR = out of range IFN-α IL-6 TNF IL-10 IL-1β Luminex cytokine/chemokine multiplex of supernatants from normal human PBMC, performed using optimal conditions and concentrations for each agent at the University of Iowa Cancer Center

Systemic Effect via Local Activation Intratumoral injection (i.e., in situ immunization) directly stimulates anti-tumor CD8+ T cell immunity to neoantigens CD8+ T cells traffic systemically, attack noninjected lesions Requires a single lesion accessible for injection Cutaneous or subcutaneous lesions, or palpable lymph nodes Injections performed in clinic by physicians, physician assistants, nurses, and nurse practitioners Often without the need for any imaging Similar to subcutaneous injection, but directly into tumor

Previously Reported
Currently Enrolling
Planned

Maturing and Expanding Set of Target Indications

	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Sponsor/Collaborator
MELANOMA	PD-1 Refractory	vidutolimod + pembrolizumab (P1b)		vidutolimod + nivo*		CHECKMATE PHARMACEUTICALS; Bristol Myers Squibb
		vidutolimod Monotherapy (P1b)				
	First-line			vidutolimod + nivo*		
	Neoadjuvant	vidutolimod + nivolumab (P2)				UPMC LIFE CHANGING MEDICINE
HNSCC	First-line			vidutolimod + pembro		CHECKMATE PHARMACEUTICALS
MULTI-INDICATION	Non-melanoma skin cancers			vidutolimod + cemiplimab**		CHECKMATE PHARMACEUTICALS; REGENERON

Note: Refractory Melanoma represents Anti PD-1 Refractory Melanoma, 1L Melanoma represents Anti PD-1 Naïve, Metastatic or Unresectable Melanoma, Neoadjuvant Melanoma represents Anti PD-1 Naïve, Neoadjuvant Melanoma, and First Line HNSCC represents Anti PD-1 Naïve, Head and Neck.

* Under clinical trial collaboration & supply agreement with BMS for the supply of Opdivo – full commercial rights retained by Checkmate

** Under clinical trial collaboration & supply agreement with Regeneron for the supply of Libtayo – full commercial rights retained by Checkmate

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CHECKMATE PHARMACEUTICALS

Large and Growing Market Opportunity in Melanoma

US Market[1]

High unmet need in melanoma with continued expected growth

~1.2 M
people living with melanoma of the skin

5th
most common cancer in the US

106,110
new diagnoses per year

7,180
deaths per year

Standard of care

Anti PD-1 (pembrolizumab or nivolumab)


$4.4B
$5.6B
2020
2026
Annual Sales in Melanoma[2]

Opportunity

Significant room for improvement vs. single agent anti PD-1 in front-line melanoma

Single agent front-line anti PD-1
34-40% ORR[3]

No approved therapy for patients who have progressed on anti PD-1 therapy

[1]American Cancer Society
[2]Worldwide sales; EvaluatePharma
[3]Keytruda & Opdivo USPI

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CHECKMATE PHARMACEUTICALS

Phase 1b Study in PD-1 Refractory Melanoma Prior cancer therapies Any PD-1 100% Any ipilimumab 47% Prior PD-1 best response CR (complete response) 4% PR (partial response) 13% SD (stable disease) 31% PD (progressive disease) 43% Prior PD-1 last response SD (stable disease) 3% PD (progressive disease) 93% Baseline disease locations Skin only 8% Lymph nodes ± skin 19% Soft tissue ± skin & lymph nodes 13% Bone w/o visceral disease 4% Any visceral 55% LDH High 42% Target lesion SLD Median measurement 6.8 cm ECOG status 0 65% 1 35% Key elements of study design Evaluate vidutolimod +/- pembrolizumab Evaluate two formulations: Baseline patient characteristics (N =159) weekly 7 weeks q3 weeks weekly 2 weeks q3 weeks Vidutolimod monotherapy (N=40) Vidutolimod + pembrolizumab (N=159) Evaluate two schedules: → Formulation B (N=61) → Formulation A (N=98) Data cutoff August 17, 2021

Clinically Meaningful Response in Refractory Patient Population 1RECISTv1.1, Data 17 August 2021 2RECISTv1.1 plus post-progression responses, Data cutoff August 17, 2021 3Response to treatment beyond progression with anti-PD-1. Ahmed, F.S., et al., Eur Radiol, 2020; 6/78 iPR/iCR after intial PD by RECISTv1.1 ORR (RECIST)1 ORR (ALL)2 CR rate 7% Benchmark ORR3 vidutolimod + pembrolizumab pembrolizumab CR rate 7%

Robust Depth of Response PD (progressive disease) . SD (stable disease) PR (partial response) CR (complete response) Post-PD response Change From Baseline of Target Lesions ( %) 120 100 80 60 40 20 -20 -40 -60 -80 -100 RECIST Partial Response: -30% Note: N=98 subjects who received formulation A, includes all patients with follow-up assessments. Data cutoff September 30, 2020

Highly Durable Responses Note: N=37, RECIST v1.1 responders and Post-progression responders; Data cutoff September 30, 2020 Median duration of response 19.9 months RECIST v1.1 Disease Status CR PR SD PD Vidutolimod + Pembrolizumab No Vidutolimod treatment 6 month 1 year 2 years 3 years 4 years 0 6 12 18 24 30 36 42 48 54 60

Systemic (Abscopal) Effect Observed in Distant Visceral Lesions 48-year-old WF with metastatic bilateral lung disease Progressed after prior therapies of ipilimumab (adjuvant), interferon (adjuvant), pembrolizumab, IL-2, aflibercept Injection site: right inguinal lymph node (groin) Non-injected Target Lesions 12 weeks 0 48 weeks >70% reduction in distant target lesions with response duration >2.5 years

Systemic Effect Observed in Non-Injected Lesions Injected lesions, mean regression 71% Non-Injected lesions, mean regression 62% Responders with Injected Target Lesions Only (n=15) Responders with Non-Injected Target Lesions (n=22) RECIST Partial Response: -30% Note: N=37, RECIST v1.1 responders and post-progression responders; Data cutoff September 30, 2020 p= NS

Vidutolimod Monotherapy Activity Supportive of Further Development In Combination Vidutolimod has shown monotherapy activity The median DOR (5.6 months; RECIST) is substantially shorter than that of combination therapy Supportive of further development in combination Data cutoff August 17, 2021 22.5% (9/40) Best Overall Response (including post-progression responder) 20% (8/40) Best Overall Response – RECIST v1.1

Treatment-Related Adverse Events Were Generally Manageable No Grade 5 TRAE reported; Data cutoff: August 17, 2021 Vidutolimod + Pembrolizumab (n=159) Grade 3 or 4 Treatment-Related Adverse Events 37.1% (59/159) of subjects Most common (≥ 3 subjects): hypotension (n=11, 7%); hypertension (n=8, 5%); chills (n=5, 3%), back pain (n=5 each, 3%), increased AST, hypoxia, pyrexia (n=4 each, 2.5%); anemia, ALT increased, arthralgia, hypophosphatemia (n=3 each, 2%) Treatment-Related Serious Adverse Events 16.4% (26/159) of subjects SAEs in ≥ 3 subjects: hypotension (n=7, 4.4%) Treatment-Related Serious Adverse Events 15% (6/40) of subjects SAEs in ≥ 2 subjects: hypotension (n=3, 7.5%) Most were Grade 1 or 2, including flu-like symptoms and injection site reactions Severity & frequency decreased over time No apparent exacerbation of anti PD-1 toxicity Treatment-Related Adverse Events Vidutolimod monotherapy (n=40) Grade 3 or 4 Treatment-Related Adverse Events 23% (9/40) of subjects No Grade 4 events Grade 3 AEs in ≥ 2 subjects: hypotension (n=2, 5%)

Neoadjuvant Study Design1 1Davar et al, SITC 2020; Data cutoff: October 1, 2020 2Tetzlaff Ann Oncol 2018, 29 (8): 1861-1868. Pathologic Response2 Residual Viable Tumor MPR Complete Response (pCR) 0% Major Response (pMR) ≤10% Partial Response (pPR) >10% & <50% Non-Response (pNR) >50% Primary endpoint: Major pathological response (MPR) rate by irPRC Secondary endpoints: Relapse-free survival and overall survival Neoadjuvant Adjuvant Tumor biopsy 121620 8 4 0 PRE-TREATMENT BIOPSY RESPONSE EVALUATION & SURGICAL RESECTION Scans Correlative labs Vidutolimod 10 mg Nivolumab 240 mg Stage IIIB/C/D melanoma pre- surgery No active CNS disease Deemed surgically resectable Accessible tumor for biopsy Accessible tumor for CMP-001 injection 30 patients

Compelling Pathologic Response and 1 Year Relapse Free Survival 1Davar Hillman Cancer Center Study 17-169, ClinicalTrials.gov Identifier: NCT03618641 September 16, 2021 2Tetzlaff Ann Oncol 2018, 29 (8): 1861-1868. [% Residual Viable Tumor: pCR = 0; pMR <10%; pPR 10 - 50%; pNR >50%] 3MPR = major pathologic response 4Amaria, et al., Nat Med, 2018. 24 (11): 1649-1654. 5Davar et al, SITC 2020; Data cut-off October 1, 2020. Pathologic response1,2 % Complete response (pCR) 14 47% Major response (pMR) 3 10% Partial response (pPR) 3 10% Non-response (pNR) 10 33% Total Evaluable 30 Pathologic Response is Associated with Improved RFS5 1 yr. RFS 90% pCR/pMR/pPR 1 yr. RFS 44% pNR Median RFS not reached MPR3 57% Pathologic Response4 67% Benchmark4: ~25% pCR with single agent anti PD-1 therapy

Treatment-Related Adverse Events Were Generally Manageable No delays or surgical complications related to therapy Davar et al, SITC 2020; Data cutoff: October 1, 2020; Data is based on preliminary analysis. Vidutolimod/Nivolumab (N=31) AE Term, N (%) Grade 1 (n/%) Grade 2 (n/%) Grade 3 (n/%) Grade 4 (n/%) Hypophosphatemia 12 (38.7) 12 (38.7) 1 (3.2) 0 (0.0) Flu-like symptoms 14 (45.2) 8 (25.8) 0 (0.0) 0 (0.0) Fever 14 (45.2) 5 (16.1) 0 (0.0) 0 (0.0) Hyponatremia 19 (61.3) 0 (0.0) 0 (0.0) 0 (0.0) Fatigue 14 (45.2) 3 (9.7) 0 (0.0) 0 (0.0) Arthalgia, myalgia 7 (22.6) 6 (19.4) 1 (3.2) 0 (0.0) Injection site reaction 9 (6.5) 4 (12.9) 0 (0.0) 0 (0.0) Hypertension 2 (6.4) 5 (16.1) 3 (9.7) 0 (0.0) Anemia 9 (29.0) 1 (3.2) 0 (0.0) 0 (0.0) Thrombocytopenia 10 (32.3) 0 (0.0) 0 (0.0) 0 (0.0) Nausea/vomiting 4 (12.9) 5 (16.1) 0 (0.0) 0 (0.0) Injection site infection 3 (9.7) 3 (9.7) 1 (3.2) 0 (0.0) CRS-like reaction* (ECI) 2 (6.5) 3 (9.7) 0 (0.0) 0 (0.0) Colitis 0 (0.0) 0 (0.0) 1 (3.2) 0 (0.0)

Next Steps for Vidutolimod Development Develop in combination with anti-PD-1 inhibitors Vidutolimod monotherapy data of 20% ORR (22.5% including post progressing responders) serves as unique differentiator among other innate immune activators However, combination therapy resulted in improved duration of response, given vidutolimod mechanism of action and T-cell biology Pursuing registration in PD-1 refractory and in first-line metastatic melanoma Phase 2 trial of vidutolimod + nivolumab in patients with refractory unresectable or metastatic melanoma Phase 2/3 trial of vidutolimod + nivolumab compared to nivolumab monotherapy in patients with advanced melanoma Pursuing expanded indications through open-label, proof-of-concept trials Phase 2 trial of vidutolimod + pembrolizumab in patients with recurrent or metastatic head and neck squamous cell carcinoma (HNSCC) Phase 2 basket trial of vidutolimod + cemiplimab in patient with certain types of advanced or metastatic cancer (planned patient cohorts in CSCC and MCC) ClinicalTrial.gov references: 1. anti-PD-1 refractory melanoma - CMP-001-010; NCT04698187 2. Anti-PD-1 naïve 1L melanoma - CMP-001-011; NCT04695977 3. Relapsed / metastatic HNSCC - CMP-001-007; NTC04633278 4. Basket trial - CMP-001-009; NCT04916002

Vidutolimod Clinical Trials and Data Milestones

		Phase/Trial Design	Trial Objective	Anticipated 2022/2023 Milestones
MELANOMA	Refractory*	• Ph 2 ongoing, n=100 • PD-1 refractory patients • Single arm, vidutolimod + nivo	• Registrational trial for potential BLA submission for accelerated approval	Topline data readout 2H 2023
MELANOMA	First Line*	• Ph 2/3 (Ph2 portion ongoing), n=140 • CPI-naïve patients • Randomized vidutolimod + nivo vs. nivo monotherapy	• Contribution of components data to support refractory BLA • First-line melanoma proof-of-concept to expand into Ph3	Contribution of components data on a subset of patients 2H 2023
HNSCC	First Line	• Ph 2 ongoing, n=43 • CPI-naïve patients • Single arm, vidutolimod + pembro	• Proof of concept	Interim data on a subset of patients 2H 2022
MULTI-INDICATION	Non-melanoma skin cancers**	• Ph2 planned, n = up to 54 pts • Single arm, vidutolimod + cemiplimab • Cutaneous squamous cell carcinoma (CSCC) and Merkel cell carcinoma (MCC) patient cohorts	• Proof of concept	Initiation of patient dosing (first-patient-in) 1H 2022 Interim data on a subset of patients 2H 2022

* Under clinical trial collaboration & supply agreement with BMS for the supply of Opdivo – full commercial rights retained by Checkmate

** Under clinical trial collaboration & supply agreement with Regeneron for the supply of Libtayo – full commercial rights retained by Checkmate

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CHECKMATE PHARMACEUTICALS

Experienced Management Team Headquarters in Cambridge, MA Completed IPO in August 2020 As of September 30, 2021 Cash and cash equivalents of $80.8M Common stock shares outstanding 21.6 million No debt Cash runway through end of 2022 Corporate Highlights

Investment Highlights

Differentiated Therapeutic


TLR9
agonist

- Vidutolimod (CMP-001) is an innate immune modulator with the potential to become a backbone of I/O combinations

Extensive and Consistent Clinical Data


>200
patients

- 28% ORR in PD-1 refractory melanoma[1]; similar magnitude of regression in injected and non-injected lesions
- 67% pathologic response in PD-1 naïve neoadjuvant melanoma and 90% RFS at 1 year[2]
- 22.5% ORR in PD-1 refractory melanoma as monotherapy[3]

Robust Development Strategy


Melanoma
registration
Indication
expansion

- Targeting approval in PD-1 refractory and in first-line metastatic melanoma
- Fast Track and Orphan Drug Designation
- Pursuing head & neck and non-melanoma skin cancers

Multiple Value Driving Catalysts



- Refractory melanoma topline data and first-line contribution of component data anticipated 2H 2023
- Interim data from subsets of patients anticipated 2H 2022 for head & neck cancer and non-melanoma skin cancer Ph2 proof-of-concept trials

[1] Vidutolimod plus pembrolizumab, data cutoff August 17, 2021 (includes post-progression responders); N=98
[2] Davar et al; Hillman Cancer Center Study 17-169; 9-Jun-2021
[3] Vidutolimod monotherapy, data cutoff August 17, 2021 (includes post-progression responders); N=40

24

CHECKMATE PHARMACEUTICALS